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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 27, 2002


                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                      0-25435                   13-4042921

(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                 Number)             Identification No.)



             461 Fifth Avenue, 19th Floor, New York, New York 10017
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code:  (212) 457-1200

Former name, former address, and former fiscal year, if changed since last report: N/A
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Item 5.  Other Events

            Cross Media Marketing Corporation announced yesterday that executed a non-binding letter of intent relating to a proposed acquisition and that it completed a private placement of its common stock. For more information, see the press release attached as Exhibit 99.1 hereto.

            Cross Media Marketing Corporation announced today that the Federal Trade Commission filed a complaint against Cross Media, one of its subsidiaries and certain of their officers. For more information, see the press release attached as Exhibit 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.


            99.1 Press Release of Cross Media Marketing Corporation dated March 27, 2002.

            99.2 Press Release of Cross Media Marketing Corporation dated April 10, 2002



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, CROSS MEDIA MARKETING CORPORATION, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CROSS MEDIA MARKETING CORPORATION



Date:  April 10, 2002            By:   /s/ Ronald Altbach
                                       -----------------------------------------
                                           Ronald Altbach
                                           Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX

                  DESCRIPTION

            99.1 Press Release of Cross Media Marketing Corporation dated March 27, 2002.

            99.2 Press Release of Cross Media Marketing Corporation dated April 10, 2002



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